UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 17, 2024

ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 17, 2024, J. Robison Hays, III, President and Chief Executive Officer of Ashford Hospitality Trust, Inc. (“Ashford Trust” or the “Company”), gave notice of his intention to voluntarily resign from his employment and all other employment-related positions he holds with the Company’s advisor, Ashford Inc. (“Ashford”), and its subsidiaries, affiliated entities, and entities that it advises (including the Company). Mr. Hay’s resignation is expected to be effective June 30, 2024.

On April 17, 2024, the Board of Directors of the Company appointed Ashford’s current Senior Vice President of Corporate Finance & Strategy, Stephen Zsigray, to fill the role of President and Chief Executive Officer at the Company, effective June 30, 2024.

Mr. Zsigray, age 38, has served as Ashford’s Senior Vice President of Corporate Finance & Strategy since May 2020. Mr. Zsigray joined Ashford in 2014 as a trader and portfolio manager in Ashford’s investment management division, and subsequently served as President and Chief Operating Officer of OpenKey, an Ashford-affiliated hospitality technology company that provides digital guest key and access control solutions to hotels worldwide. Prior to joining Ashford, Mr. Zsigray was with UBS Investment Bank in New York and began his career with Deloitte Consulting in St. Louis. Mr. Zsigray earned his Bachelor of Science in Business Administration from Saint Louis University, and graduated from Indiana University’s Kelley School of Business with an MBA in Finance.

There is no arrangement or understanding between Mr. Zsigray and any other persons in connection with Mr. Zsigray’s appointment as President and Chief Executive Officer of the Company, and Mr. Zsigray has no family relationship with any director or executive officer of the Company. Mr. Zsigray serves as Chief Financial Officer and Treasurer of Stirling Hotels & Resorts Inc. (“Stirling”), a position he has held since November 2023. Stirling’s subsidiary, Stirling REIT OP, LP, is a consolidated subsidiary of Ashford Trust for GAAP purposes. Other than Mr. Zsigray’s position at Stirling, as applicable, Mr. Zsigray has no direct or indirect material interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.

ITEM 7.01    REGULATION FD DISCLOSURE.

On April 18, 2024, the Company issued a press release announcing the matters described in Item 5.02 of this Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits
Exhibit Number        Description

99.1    Press Release of the Company, dated April 18, 2024
104    Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD HOSPITALITY TRUST, INC.

Dated: April 18, 2024	By:	/s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel & Secretary